CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  SEPTEMBER 1997

Beginning of the Month Principal Receivables :                                                           9,948,526,113.48
                                                                                                       ------------------
Beginning of the Month Finance Charge Receivables :                                                        318,874,577.14
                                                                                                       ------------------
Beginning of the Month Discounted Receivables :                                                                      0.00
                                                                                                       ------------------
Beginning of the Month Total Receivables :                                                              10,267,400,690.62
                                                                                                       ------------------

Removed Principal Receivables :                                                                                      0.00
                                                                                                       ------------------
Removed Finance Charge Receivables :                                                                                 0.00
                                                                                                       ------------------
Removed Total Receivables :                                                                                          0.00
                                                                                                       ------------------

Additional Principal Receivables :                                                                                   0.00
                                                                                                       ------------------
Additional Finance Charge Receivables :                                                                              0.00
                                                                                                       ------------------
Additional Total Receivables :                                                                                       0.00
                                                                                                       ------------------

Discounted Receivables Generated this Period                                                                         0.00
                                                                                                       ------------------

End of the Month Principal Receivables :                                                                 9,717,533,715.14
                                                                                                       ------------------
End of the Month Finance Charge Receivables :                                                              313,771,837.31
                                                                                                       ------------------
End of the Month Discounted Receivables :                                                                            0.00
                                                                                                       ------------------
End of the Month Total Receivables :                                                                    10,031,305,552.45
                                                                                                       ------------------

Excess Funding Account Balance                                                                                       0.00
                                                                                                       ------------------
Adjusted Invested Amount of all Master Trust Series                                                      8,943,693,254.50
                                                                                                       ------------------

End of the Month Seller Percentage                                                                              7.963342%
                                                                                                       ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  SEPTEMBER 1997                                          ACCOUNTS                            RECEIVABLES
                                                                          --------                            -----------
End of the Month Delinquencies :
     30 - 59 Days Delinquent                                                     129,943                   227,188,221.31
                                                                      ------------------               ------------------
     60 - 89 Days Delinquent                                                      80,850                   142,163,074.96
                                                                      ------------------               ------------------
     90 + Days Delinquent                                                        176,917                   328,447,780.60
                                                                      ------------------               ------------------

     Total 30 + Days Delinquent                                                  387,710                   697,799,076.87
                                                                      ------------------               ------------------

     Delinquencies 30 + Days as a Percent
     of End of the Month Total Receivables                                                                          6.96%
                                                                                                       ------------------

Defaulted Accounts During the Month                                               41,992                    68,825,663.84
                                                                      ------------------               ------------------

Annualized Default Rate as a Percent of Beginning of the Month
  Principal Receivables                                                                                             8.30%
                                                                                                       ------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)

MONTHLY PERIOD :  SEPTEMBER 1997                                         COLLECTIONS                     PERCENTAGES
                                                                         -----------                     -----------
Total Collections and Gross Payment Rate                                 1,044,256,921.71                     10.17%
                                                                       ------------------              -------------

Collections of Principal Receivables and Principal Payment Rate            870,375,932.62                      8.75%
                                                                       ------------------              -------------

     Prior Month Billed Finance Charge and Fees                            157,023,495.65
                                                                       ------------------
     Amortized AMF Income                                                   10,121,610.41
                                                                       ------------------
     Interchange Collected                                                   6,493,756.76
                                                                       ------------------
     Recoveries of Charged Off Accounts                                      5,102,258.87
                                                                       ------------------
     Collections of Discounted Receivables                                           0.00
                                                                       ------------------

Collections of Finance Charge Receivables and Annualized Yield             178,741,121.69                     21.56%
                                                                       ------------------              -------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  SEPTEMBER 1997

Beginning Unamortized AMF Balance                                                                      59,862,282.22
                                                                                                       -------------
   + AMF Slug for Added Accounts                                                     0.00
                                                                       ------------------
   + AMF Collections                                                         5,261,477.81
                                                                       ------------------
   - Amortized AMF Income                                                   10,121,610.41
                                                                       ------------------
Ending Unamortized AMF Balance                                                                         55,002,149.62
                                                                                                       -------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : September 1997

Gross Principal Payment Rate                                                        8.75%
                                                                       ------------------

May 17, 1994   3% Discount of Addition                                                                 50,184,973.92
                                                                                                       -------------
     Total Discounted Receivables Collections as of Beginning of Month      50,184,973.92
                                                                       ------------------
     Collections of Discounted Receivables Current Month                             0.00
                                                                       ------------------
Discounted Receivables to be Collected                                                                          0.00
                                                                                                       -------------


                       CAPITAL ONE BANK
                       as Servicer


                       By :              /s/ John Schmohl
                                         ------------------------------
                       Name :            John Schmohl
                       Title :           Director of External Reporting


                                                                  Page 8 of 36